UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 23, 2015

SUMMIT HEALTHCARE REIT, INC.

(Exact name of registrant as specified in its charter)

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Maryland	000-52566	73-1721791
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 South Pointe Drive, Suite 100, Lake Forest, California 92630

(Address of principal executive offices)

(949) 535-2022

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth below in Items 2.01 and 2.03 is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 23, 2015, through a wholly-owned subsidiary, we acquired an 84 bed assisted living facility in Front Royal, Virginia (“Loving Arms” or the “Property”) from two unaffiliated third parties, Cook-Knighting Realty, LLC and Cook-Knighting, LLC, for an aggregate of $14.3 million, which was funded through cash on hand plus the proceeds from the loan described in Item 2.03 below. Loving Arms is leased to an affiliate of Meridian Senior Living, LLC under a 15 year triple net lease. The information in Item 2.03 below is hereby incorporated in this Item 2.01.

The press release is attached to this Current Report as Exhibit 99.1 and hereby incorporated to this Item 2.01 of the Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

We acquired our interest in Loving Arms subject to a first priority mortgage loan secured by the Property and cross-collateralized with three of our other properties, Juniper Village at Lamar, Juniper Village at Monte Vista, and Myrtle Point. On January 23, 2015, we amended an existing loan agreement with The PrivateBank and Trust Company to increase the principal amount available under that existing loan by $11.44 million for a total principal availability of $20.515 million collateralized by a first priority security interest in four properties. All availability under this loan is outstanding. The loan, which bears interest at the One Month LIBOR (London Interbank Rate), with a floor of 25 basis points, plus a spread of 4.50%, has a 25 year amortization schedule and matures on September 21, 2017. The loan may be prepaid with no penalty if the four properties are refinanced through the Department of Housing and Urban Development.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Loan Agreement among The PrivateBank and Trust Covmpany and Summit Monte Vista, LLC and Summit Lamar, LLC dated September 22, 2014 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 31, 2014).

10.2	First Amendment to the Loan Agreement among The PrivateBank and Trust Company and Summit Monte Vista, LLC, Summit Lamar, LLC, and Summit Myrtle Point, LLC dated October 31, 2014 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on October 31, 2014).

10.3	Second Amendment to the Loan Agreement among The PrivateBank and Trust Company and Summit Monte Vista, LLC, Summit Lamar, LLC, Summit Myrtle Point, LLC and Summit Front Royal, LLC dated January 23, 2015.

10.4	Purchase and Sale Agreement between Summit Healthcare REIT, Inc. and Cook-Knighting Realty, LLC and Cook-Knighting, LLC, dated as of September 17, 2014 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 10, 2014).

99.1	Press release issued January 29, 2015, titled “Summit Healthcare REIT, Inc. Expands to Virginia”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT HEALTHCARE REIT, INC.

By:	/s/ Elizabeth A. Pagliarini
Name:	Elizabeth A. Pagliarini
Title:	Chief Financial Officer

Dated: January 29, 2015